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                         Vanguard(R) Selected Value Fund
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 16, 2001


                   IMPORTANT NOTICE: THREE CHANGES TO THE FUND

1. MINIMUM INITIAL INVESTMENT AMOUNT RAISED.
Effective immediately, the Fund's minimum initial investment amount for all new accounts, including IRAs and custodial accounts for minors, will be $25,000.

2. NEW PERFORMANCE BENCHMARK.
Effective August 1, 2001, the adviser's compensation will be based on the Fund's investment performance as compared to that of the Russell Midcap Value Index, rather than the Russell Midcap Index.

3. NEW REDEMPTION FEE.
Effective after the close of business on August 6, 2001, the Fund will begin charging a 1% redemption fee on shares redeemed (either by selling or exchanging to another Vanguard fund) within five years of purchase. This policy applies only to shares purchased after August 6, 2001. The Fund is intended for long-term investors, and it can experience substantial price fluctuations. Short-term investors who move assets in and out of the Fund because of these fluctuations create transaction costs that are borne by all shareholders. The new redemption fee, which is paid directly to the Fund, is designed to offset these costs.

Please note that the Fund's prospectus has been revised as described below to reflect these changes.


                                     * * *

Under Performance/Risk Information, on page 2 of the prospectus, the table labeled "Average Annual Total Returns for Years Ended December 31, 2000" is revised as follows:


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                    1 YEAR      SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard Selected Value Fund                         17.45%            5.72%
Russell Midcap Index                                  8.25%           16.24%
Russell Midcap Value Index**                         19.18%           14.68%
--------------------------------------------------------------------------------
* February 15, 1996.
** Effective August 1, 2001, the Fund changed its primary benchmark to the Russell Midcap Value Index--which is a subset of the Russell Midcap Index-- to better reflect the universe of securities in which it invests.
--------------------------------------------------------------------------------
                                                                     (continued)

Under Fees and Expenses on page 2 of the prospectus, the Redemption Fee description in the Shareholder Fees table is revised as follows:

                  Redemption Fee:                             1%*

     * Shares purchased after August 6, 2001, are subject to a 1% redemption fee if redeemed (either by selling or exchanging to another fund) within five years of purchase. The fee is withheld from redemption proceeds and retained by the Fund. Shares that were purchased on or before August 6, 2001, or that have been held for five years or more are not subject to the 1% fee.


Also on page 2, the two paragraphs and table that concern hypothetical operating expenses are replaced with the following:

               The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

--------------------------------------------------------------------------------
        1 Year                  3 Years           5 Years               10 Years
--------------------------------------------------------------------------------
        $169                     $315               $351                   $786
--------------------------------------------------------------------------------

               The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it only applies to shares held for less than five years.
               The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example because the Fund's 1% redemption fee does not apply.
--------------------------------------------------------------------------------
        1 Year                  3 Years           5 Years               10 Years
--------------------------------------------------------------------------------
        $64                     $202               $351                   $786
--------------------------------------------------------------------------------

          These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Under Investment Adviser on page 8 of the prospectus, the second sentence in the second paragraph is replaced with the following:

          In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with the cumulative total return of the Russell MidCap Index (prior to August 1, 2001) and the Russell MidCap Value Index (beginning August 1, 2001) over the same period.


Vanguard Selected Value Fund may modify these policies at any time without giving advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information about the Fund's policies.






(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS934 072001